UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40700	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Standard; Transfer of Listing.

As a company listed on the Nasdaq Capital Market, we are required to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing per Listing Rule 5550(b)(1) (the “Listing Rule”). On April 24, 2025, we received a letter from the listing qualifications staff (the “Staff”) of Nasdaq informing us that, as reported in our Annual Report on Form 10-K for the year ended December 31, 2024, because our stockholders’ equity was $723,959, as of April 23, 2025, we did not meet the alternatives of market value of listed securities or net income from continuing operations, and we no longer comply with the Listing Rule.

We have 45 calendar days to submit a plan to the Staff to regain compliance. If our plan is accepted, we may be granted an extension of up to 180 calendar days from the date of the letter, or until October 21, 2025, to evidence compliance.

In determining whether to accept our plan, the Staff will consider such things as the likelihood that the plan will result in compliance with Nasdaq’s continued listing criteria, our past compliance history, the reasons for our current non-compliance, other corporate events that may occur within our review period, our overall financial condition, and our public disclosures. If the Staff does not accept our plan, we will have the opportunity to appeal that decision to a Hearings Panel.

The Nasdaq notification has no immediate effect on the listing of our Common Stock on the Nasdaq Capital Market. We intend to actively monitor our stockholders’ equity and will consider options available to us to achieve compliance with the Listing Rule. There can be no assurance that we will be able to regain compliance with the Listing Rule or will otherwise be in compliance with the other listing standards for the Nasdaq Capital Market.

If our Common Stock ultimately were to be delisted for any reason, it could negatively impact us by (i) reducing the liquidity and market price of our Common Stock; (ii) reducing the number of investors willing to hold or acquire our Common Stock; (ii) limiting our ability to use a registration statement to offer and sell freely tradable securities, thereby preventing us from accessing the public capital markets; and (iv) impairing our ability to provide equity incentives to our employees.

Certain information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “will,” “would,” “may,” “intends,” “potential,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. For example, there can be no assurance that we will regain compliance with the Listing Rule during any compliance period or in the future, or otherwise meet Nasdaq listing standards, that we will be eligible for an extension to evidence compliance, or that Nasdaq will grant us any relief from delisting as necessary or that we can ultimately meet applicable Nasdaq requirements for any such relief. The forward-looking statements contained in this report speak only as of the date of this report and we undertake no obligation to publicly update any forward-looking statements to reflect changes in information, events, or circumstances after the date of this report, unless required by law.

Item 3.02 Unregistered Sales of Equity Securities.

Between April 11, 2025 and the date of this Report, the Company has sold an aggregate of an aggregate of 724,372 shares (the “Shares”) of its Common Stock to 15 Non-U.S. Persons (as defined in Regulation S under the Securities Act. The offer and sale of the Shares was exempt from the registration provisions of the Securities Act, pursuant to Regulation S thereunder (“Regulation S”). The Company received aggregate gross proceeds of a little more than $436,000 for the Shares.

Each of the purchasers also entered into a Voting Rights Proxy Agreement, pursuant to which each purchaser agreed to transfer all of his/her voting rights to Eugene Jiang, the Company’s chairman for the maximum time permitted by law.

The sale of Shares was made pursuant to stock purchase agreements entered into by the Company and the purchasers thereof. The Company relied, in part, upon representations from the purchasers in the purchase agreements that each purchaser was an accredited investor (as defined in Regulation D under the Securities Act) and a Non-U.S. Person (as defined in Regulation S under the Securities Act).

None of the securities have been registered under the Securities Act or any state securities laws and may not be offered or sold to a U.S. person or through a U.S. stock exchange for a period of one year and only once a full registration statement is and cleared by the Securities Exchange Commission. The purchasers are all at arms length with respect to any one related to the Company under the definition of affiliates. The sale of the securities did not involve a public offering and was made without general solicitation or general advertising.

Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the Securities described herein. Such disclosure does not constitute an offer to sell, or the solicitation of an offer to buy nor shall there be any sales of the Company’s securities in any state in which such an offer, solicitation or sale would be unlawful. The securities mentioned herein have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
4.2	Form of Voting Rights Proxy Agreement
10.1	Form of Purchase Agreement
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

April 30, 2025	By:	/s/ Uttam Patil
Uttam Patil
Chief Executive Officer

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